EXHIBIT 10(i)(i)

                                               AMENDMENT NO. 1
                                                   TO THE
                                LIZ CLAIBORNE PROFIT-SHARING RETIREMENT PLAN

                             (As Amended and Restated Effective January 1, 1987)


      The Liz Claiborne Profit-Sharing Retirement Plan (as amended and restated effective January 1, 1987), is hereby further amended pursuant to Section 12.4 in the following respects:

1.    Section 7.4 is amended by adding a sentence to the end to read as follows:

            If such a Member does not make a timely election under Section 7.7 whether or not to directly roll over his distribution from the Plan, such distribution shall be made directly to the Member.

2.    Article VII is amended by adding a new Subsection 7.7 to read as follows:

      7.7  Direct Rollover of Eligible Rollover Distributions.  This Section applies to distributions from the Plan made on or after January 1, 1993.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 7.7, a Distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of his
      Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the
      Distributee in a Direct Rollover.

      7.7.1  Definitions.  For purposes of this Section 7.7, the following terms have the smeanings specified below.

      7.7.1.1  Eligible Rollover Distribution.  Under this Plan, any distribution of all or any portion of the vested balance to the credit of the Distributee under the Plan, except that an Eligible Rollover
      Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the
      Code.

      7.7.1.2  Eligible Retirement Plan.  An individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or another employer's qualified trust described in section
      401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution.  However, in the
      case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

      7.7.1.3  Distributee.  Only a Member, the Member's surviving spouse, and the Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in section
      414(p) of the Code and Section 7.6.1.

                                                   - 2 -



      7.7.1.4  Direct Rollover.  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee, in the manner prescribed by the Administrative Committee.

      7.7.2  Limitation.  No more than one Direct Rollover may be elected by a Distributee for each Eligible
      Rollover Distribution.

3.    Section 13.1.2 is amended by replacing the term "total compensation" with the phrase, "compensation
(as defined in Treasury Reg. section 1.415-2(d)(11)(ii)".

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its Administrative
Committee, the 16th day of June, 1993.

                              LIZ CLAIBORNE INC.



                              By:
                                   On Behalf of the Administrative Committee


ATTEST:





                                               AMENDMENT NO. 2
                                                   TO THE
                                LIZ CLAIBORNE PROFIT-SHARING RETIREMENT PLAN

                             (As Amended and Restated Effective January 1, 1987)


      The Liz Claiborne Profit-Sharing Retirement Plan (as amended and restated effective January 1, 1987), is hereby further amended pursuant to Section 12.4 in the following respects:

1.    Section 1.8 is clarified, effective January 1, 1988, by adding "commissions and sales incentives"
after "base wages" in the first sentence.

2.    Section 1.8 is amended, effective January 1, 1989, by restating the last sentence to read as follows:

            If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except as may be otherwise required under applicable regulations), the limitation shall be prorated among the affected individuals'
            Compensation (determined under this Section after the application of the limitation).

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its Administrative
Committee, the 5th day of January, 1994.



                              LIZ CLAIBORNE INC.




                              By:
                                    On Behalf of the Administrative Committee


ATTEST:



